                                                                     EXHIBIT 4.1

COMMON STOCK                                                      $.01 PAR VALUE

NUMBER                                                                    SHARES
LC

                           [LOGO] LANDAIR CORPORATION
                             GREENVILLE, TENNESSEE

             INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

                                         SEE REVERSE FOR ADDITIONAL INFORMATION
                                                  AND CERTAIN DEFINITIONS
                                                      CUSIP 514757 10 3

THIS CERTIFIES THAT




in the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                              LANDAIR CORPORATION
                              CERTIFICATE OF STOCK

transferable only on the books of the Corporation in person or by Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED:

/S/ Richard H. Roberts                                    /s/ Scott M. Niswonger


               SECRETARY                                                CHAIRMAN



COUNTERSIGNED AND REGISTERED:
               SUNTRUST BANK, ATLANTA
                                          TRANSFER AGENT
                                           AND REGISTRAR
BY


                                    AUTHORIZED SIGNATURE

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         AMERICAN BANK NOTE COMPANY            PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
            680 BLAIR MILL ROAD                             PROOF OF AUGUST 5, 1998
             HORSHAM, PA 19044                                LANDAIR CORPORATION
               (215) 657-3480                                       H 58140 FACE
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        SALES:  A. HOBBS: 404-525-1455                      OPERATOR                 LR
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     /NET/BANKNOTE/HOME 42/LANDAIR H58140                               NEW
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                              LANDAIR CORPORATION

     The Corporation will furnish to any shareholder, without charge and upon request addressed to the Corporation at its principal office at 430 Airport Road, Greeneville, Tennessee 37745, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Corporation's Board of Directors to determine the relative rights and preferences of subsequent classes or series of shares.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



     TEN COM - as tenants in common                         UNIF GIFT MIN ACT -__________CUSTODIAN__________
     TEN ENT - as tenants by the entireties                                      (Cust)             (Minor)
     JT TEN  - as joint tenants with right of survivorship                     Under Uniform Gifts to Minors
               and not as tenants in common                                    Act___________
                                                                                    (State)


                   Additional abbreviations may also be used though not in the above list.


For value received,_____________________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE


_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
              Please print or typewrite name and address including postal zip code of assignee
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_______________________________________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


DATED_______________________________     ____________________________________________________________________
                                         NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                         WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




                 SIGNATURES(S)GUARANTEED:____________________________________________________________________
                                         THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                         INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                         CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                         MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.


    ------------------------------------------- -----------------------------------------------------
             AMERICAN BANK NOTE COMPANY            PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
                680 BLAIR MILL ROAD                             PROOF OF AUGUST 5, 1998
                 HORSHAM, PA 19044                                LANDAIR CORPORATION
                   (215) 657-3480                                       H 58140 BACK
    ------------------------------------------- -----------------------------------------------------
            SALES:  A. HOBBS: 404-525-1455                      OPERATOR                 LR
    ------------------------------------------- -----------------------------------------------------
         /NET/BANKNOTE/HOME 42/LANDAIR H58140                               NEW
    ------------------------------------------- -----------------------------------------------------
